UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  May 21, 1996


                               BAB Holdings, Inc.
                 (Name of small business issuer in its charter)


        Illinois                        0-27068                 36-3857339
(State or other jurisdiction          (Commission              (IRS Employer
    of incorporation)                 File Number)           Identification No.)


8501 West Higgins Road, Suite 320, Chicago, Illinois            60631

    (Address of principal executive offices)                   Zip Code)


Issuer's telephone number  (312) 380-6100




(Former name, former address and former fiscal year, if changed since last report.)



                                TABLE OF CONTENTS
                                                                            Page

Item 1. Changes in Control of Registrant..................................... 1

Item 2. Acquisition or Disposition of Assets................................. 1

Item 3. Bankruptcy or Receivership........................................... 2

Item 4. Changes in Registrant's Certifying Accountant........................ 2

Item 5. Other Events......................................................... 2

Item 6. Resignations of Registrant's Directors............................... 2

Item 7. Financial Statements and Exhibits.................................... 3

Item 8. Change in Fiscal Year................................................ 4

SIGNATURE  4

INDEX TO EXHIBITS............................................................ 5



ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On May 21, 1996, BAB Holdings, Inc. (Holdings or the Company), an Illinois corporation, completed the acquisition of the assets of Strathmore Bagels Franchise Corp. (Strathmore), a New York corporation. Strathmore is engaged in the business of distributing bagels and related products, at wholesale, and the collection of royalties on the related retail sale of those products pursuant to a 10 year license agreement, dated November 30, 1995 with Host International, Inc. (Host Marriott). (See Licensing Agreement filed as an exhibit hereto.) At the time of the acquisition, Strathmore had licensing contracts with 19 bagel-deli units and 15 bagel cart / display units in several major airports and travel plazas in the United States. These bagel-deli and display units are operated by Host Marriott.

         The assets acquired by Holdings include the licensing contracts with Host Marriott and the individual contracts for each facility, supply contracts, equipment leases and other contractual arrangements with vendors. Additionally, Holdings acquired the machinery, equipment and improvements owned by Strathmore and located in the Host Marriott facilities.

         The purchase of the assets was completed in exchange for the following consideration: (a) $850,000 in cash paid at closing; (b) an option to purchase 625,000 shares of Holdings' common stock, no par value, exercisable during a period commencing on May 21, 1997 and ending on May 21, 1999 (312,500 shares exercisable from May 21, 1997 and all shares exercisable from May 21, 1998) at an exercise price of $6.17 per share (see Stock Option Agreement filed as an exhibit hereto); and (c) additional consideration based on the number of and gross sales volumes of additional units opening, as follows:

         (i) $5,000 for every bagel-deli unit operated under the Host Marriott agreement opened during the two years following the closing of this acquisition,

         (ii) A percentage of annual gross sales of the units identified in (i) above, which result in royalty payments to Holdings, at a rate of 5% of sales between $250,000 and $350,000, plus 3% of sales greater than $350,000 to $450,000, plus 1% of sales greater than $450,000 to $650,000, measured for a twelve month period,

         (iii)3% of annual gross sales, which result in royalty payments to Holdings, for each cart / display unit opened during the year following the closing of this acquisition, measured for a twelve-month period commencing 60 days after the unit is placed in operation, and

         (iv) Options to purchase 1,500 shares of Holdings common stock, no par value, for each bagel / deli unit opened during the first two years following the closing of this acquisition, at an exercise price of $6.17 per share. Options earned during the first year will be issued within 30 days following the end of that year and will be exercisable for a period of one year beginning with the date of issuance. Additionally, options earned during the second year will be issued within 30 days following the end of that year and will be exercisable for a period of one year beginning with the date of issuance.

         All shares issued pursuant to the options identified above have been given certain rights to registration under the Securities Act of 1933 (see Registration Rights Agreement filed as an exhibit hereto).

         The Company financed this transaction using a portion of the net proceeds from its November 27, 1995 initial public offering of securities.

         The Company will be assigning the activities of the sale of bagels and other products to the Host Marriott operated facilities and the collection of royalty on the retail sales thereon, to its wholly owned subsidiary, BAB Operations, Inc. (Operations). Operations will continue to maintain the units currently in operation and develop additional units in facilities operated by Host Marriott.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.

ITEM 5.  OTHER EVENTS

         None.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The audited balance sheets of Strathmore as of December 31, 1995 and 1994 and the related consolidated statements of operations, retained earnings and cash flows for the years then ended have been filed as exhibits hereto. (See schedule 7A and 7B attached hereto.) Unaudited financial statements for the most recent interim period are not readily available. The interim financial statements and pro forma financial information will be filed as soon as practicable under Form 8-K/A but not later than 60 days after the filing of this report.


EXHIBITS
         The following exhibits are filed herewith.

Exhibit
   No.               Description of Exhibit

10.21 Asset Purchase Agreement by and between BAB Holdings, Inc. and Strathmore Bagels Franchise Corp. dated May 21, 1996 (without schedules)

10.22 Stock Option Agreement dated May 21, 1996 between BAB Holdings, Inc. and Strathmore Bagels Franchise Corp. dated May 21, 1996

10.23 Registration Rights Agreement dated May 21, 1996 between BAB Holdings, Inc. and Strathmore Bagels Franchise Corp. dated May 21, 1996

10.24 Non-Competition Agreement dated May 21, 1996 between BAB Holdings, Inc. and Strathmore Bagels Franchise Corp., Jack Freedman and Glen Steuerman dated May 21, 1996

10.25 Memorandum of Understanding Regarding Form of License Agreement effective November 30, 1995 between Strathmore Bagels Franchise Corp. and Host International, Inc.

10.26 Consent to Assignment between Strathmore Bagels Franchise Corp. and Host International, Inc. dated March 13, 1996 (as amended May 21,
           1996)

ITEM 8.  CHANGE IN FISCAL YEAR

Not applicable.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BAB HOLDINGS, INC.

Dated:  June 5, 1996                         By:   /s/ SALLY A. SULLIVAN
                                                   ---------------------
                                     Sally A. Sullivan, Chief Financial Officer,
                                   Treasurer and Secretary (Principal accounting
                                                 and financial officer)





                                                                     Schedule 7A


                               BUONANNO & CONOLLY
                          CERTIFIED PUBLIC ACCOUNTANTS
                              5036 JERICHO TURNPIKE
                             COMMACK, NEW YORK 11725
                                       ---
                            TELEPHONE (516) 462-6066

                                                                     May 6, 1996

Board of Directors
STRATHMORE BAGELS FRANCHISE CORP.
1879 LAKELAND AVENUE
RONKONKOMA, NY 11779

Dear Board of Directors:

         We have audited the accompanying balance sheet of STRATHMORE BAGELS FRANCHISE CORP. as of December 31, 1995, and the related statement of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of STRATHMORE BAGELS FRANCHISE CORP., as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                       Respectfully submitted,

                                       /s/ Buonanno & Conolly
                                       Buonanno & Conolly
                                       Certified Public Accountants

DB:jb




                        STRATHMORE BAGELS FRANCHISE CORP.
                         STATEMENT OF FINANCIAL POSITION
                                DECEMBER 31, 1995

                                    EXHIBIT A
                                     ASSETS

CURRENT ASSETS
         CASH IN BANKS                                   $  4,327
         ACCOUNTS RECEIVABLE                               93,575
         DUE FROM OFFICERS                                  7,275
         DEFERRED TAX ASSET (NOTE 4)                        7,015
                                                         --------
  TOTAL CURRENT ASSETS                                                  $112,192

PROPERTY AND EQUIPMENT (NOTES 1 AND 3)
         MACHINERY AND EQUIPMENT         $320,674
         ACCUMULATED DEPRECIATION          36,585
                                         --------
                                                         $284,089
                                                         --------
  TOTAL PROPERTY AND EQUIPMENT                                           284,089
                                                                        --------

OTHER ASSETS
         SECURITY DEPOSITS                                    829
         ORGANIZATION EXPENSES              2,977
         ACCUMULATED AMORTIZATION             595
                                         --------
                                                            2,382
                                                         --------
  TOTAL OTHER ASSETS                                                       3,211
                                                                        --------
TOTAL ASSETS                                                            $399,492
                                                                        ========


         THE ACCOMPANYING AUDIT REPORT AND FOOTNOTES TO THESE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS
                BUONANNO & CONOLLY, CERTIFIED PUBLIC ACCOUNTANTS



                        STRATHMORE BAGELS FRANCHISE CORP.
                         STATEMENT OF FINANCIAL POSITION
                                DECEMBER 31, 1995

                                    EXHIBIT A
                      LIABILITIES AND STOCKHOLDERS' EQUITY


CURRENT LIABILITIES
         ACCOUNTS PAYABLE             $ 132,028
         PAYROLL TAXES PAYABLE            3,172
         OTHER TAXES PAYABLE                421
                                      ---------
  TOTAL CURRENT LIABILITIES                           $ 135,621

LONG TERM LIABILITIES
         DEFERRED TAX LIABILITY
                  (NOTE 4)                5,680
                                      ---------
  TOTAL LONG TERM LIABILITIES                             5,680
                                                      ---------

TOTAL LIABILITIES                                     $ 141,301

STOCKHOLDERS' EQUITY
         COMMON STOCK                 $ 180,000
         ADDITIONAL PAID-IN CAPITAL      80,000
         RETAINED DEFICIT - ENDING       (1,809)
                                      ---------

  TOTAL STOCKHOLDERS' EQUITY                            258,181
                                                      ---------

TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY                                $ 399,492
                                                      =========

         THE ACCOMPANYING AUDIT REPORT AND FOOTNOTES TO THESE FINANCIAL
          STATEMENTS ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS
                BUONANNO & CONOLLY, CERTIFIED PUBLIC ACCOUNTANTS



                        STRATHMORE BAGELS FRANCHISE CORP.
                    STATEMENT OF INCOME AND RETAINED EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

                                    EXHIBIT B

INCOME
         SALES                                       $ 440,944                  85.5
         STORE SET-UP COMMISSION                        75,000                  14.5
                                                     ---------                 -----
TOTAL INCOME                                                     $ 515,944     100.0

COST OF SALES
         PURCHASES                                   $ 232,557                  45.1
                                                     ---------                 -----
TOTAL COST OF SALES                                                232,557
                                                                 ---------

GROSS PROFIT                                                     $ 283,387      54.9

EXPENSES
         OPERATING EXPENSES
                  AS PER SCHEDULE ONE                $  41,882                   8.1
         SELLING EXPENSES
                  AS PER SCHEDULE TWO                   36,821                   7.1
         GENERAL AND ADMIN. EXPENSES
                  AS PER SCHEDULE THREE                152,696                  29.6
                                                     ---------                 -----
TOTAL EXPENSES                                                     231,399      44.8
                                                                 ---------     -----

OPERATING INCOME/(LOSS)                                          $  51,988      10.1

OPERATING INCOME AND EXPENSES
         LOSS ON LEASE CANCELLATION(NOTE 5)            (30,920)                 (6.0)
                                                     ---------                 -----
TOTAL OTHER INCOME AND EXPENSE                                     (30,920)     (6.0)
                                                                 ---------     -----
INCOME/(LOSS) BEFORE TAXES                                       $  21,068       4.1

PROVISION FOR INCOME TAX EXPENSE/BENEFIT) (NOTE 4)
                                                                     4,707       0.9
                                                                 ---------     -----

NET INCOME/(LOSS)                                                $  16,361       3.2

RETAINED EARNINGS - BEGINNING                                      (18,170)     (3.5)
                                                                 ---------     -----

RETAINED DEFICIT - ENDING                                        $  (1,809)     (0.4)
                                                                 =========     =====


         THE ACCOMPANYING AUDIT REPORT AND FOOTNOTES TO THESE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS
                BUONANNO & CONOLLY, CERTIFIED PUBLIC ACCOUNTANTS


                        STRATHMORE BAGELS FRANCHISE CORP.
                              SUPPORTING SCHEDULES
                      FOR THE YEAR ENDED DECEMBER 31, 1995

                               OPERATING EXPENSES
                                  SCHEDULE ONE

SUPPLIES                              $    285      0.1
INSURANCE                                6,784      1.3
REPAIRS AND MAINTENANCE                  1,143      0.2
DEPRECIATION & AMORTIZATION             33,670      6.5
                                      --------   ------
TOTAL OPERATING EXPENSES              $ 41,882      8.1
                                      ========   ======

                                SELLING EXPENSES
                                  SCHEDULE TWO

ADVERTISING                             30,004      5.8
AUTO EXPENSES                            6,817      1.3
                                      --------   ------
TOTAL SELLING EXPENSES                $ 36,821      7.1
                                      ========   ======

                      GENERAL AND ADMINISTRATIVE EXPENSES
                                 SCHEDULE THREE

SALARIES - OFFICERS                   $ 37,000      7.2
BANK CHARGES                               337      0.1
OFFICE EXPENSES                          3,505      0.7
PAYROLL TAXES                            3,131      0.6
PROFESSIONAL EXPENSES                   75,068     14.5
TELEPHONE                                5,157      1.0
TRAVEL AND ENTERTAINMENT                23,369      4.5
UNIFORM                                  5,129      1.0
                                      --------   ------
TOTAL GENERAL AND
  ADMINISTRATIVE EXPENSES             $152,696     29.6
                                      ========   ======



         THE ACCOMPANYING AUDIT REPORT AND FOOTNOTES TO THESE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS
                BUONANNO & CONOLLY, CERTIFIED PUBLIC ACCOUNTANTS

                        STRATHMORE BAGELS FRANCHISE CORP.
                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

CASH FLOWS FROM OPERATING ACTIVITIES
         CASH RECEIVED FROM CUSTOMERS            $ 458,244
         CASH PAID TO SUPPLIERS                   (309,308)
         TAXES PAID                                   (316)
                                                 ---------

CASH PROVIDED BY OPERATING ACTIVITIES                            $ 148,620

CASH FLOWS FROM INVESTING ACTIVITIES
         CASH PAID FOR MACHINERY AND EQUIPMENT   $(219,353)
         CASH PAID FOR SPRINGFIELD LOCATION        (30,920)
         EQUIPMENT DEPOSITS                           (829)
                                                 ---------

CASH USED BY INVESTING ACTIVITIES                                 (251,102)

CASH FLOWS FROM FINANCING ACTIVITIES
         CASH RECEIVED FROM ISSUANCE OF
                  COMMON STOCK                   $  30,000
         ADDITIONAL PAID IN CAPITAL                 80,000
         LOANS TO SHAREHOLDER                       (7,275)
                                                 ---------

CASH PROVIDED BY FINANCING ACTIVITIES                              102,725
                                                                 ---------
NET INCREASE IN CASH AND CASH EQUIVALENTS                        $     243

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                         4,084
                                                                 ---------
CASH AND CASH EQUIVALENTS, END OF YEAR                           $   4,327
                                                                 =========


           ACCOMPANYING AUDIT REPORT AND FOOTNOTES TO THESE FINANCIAL
          STATEMENTS ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS
                BUONANNO & CONOLLY, CERTIFIED PUBLIC ACCOUNTANTS



                        STRATHMORE BAGELS FRANCHISE CORP.
                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES

NET INCOME                                      $  16,361

ADJUSTMENTS TO RECONCILE NET INCOME TO NET
  CASH PROVIDED BY OPERATING ACTIVITIES:

         DEPRECIATION AND AMORTIZATION          $  33,670
         LOSS ON LEASE CANCELLATION                30,920

         CHANGES IN ASSETS AND LIABILITIES
           INCREASE IN ACCOUNTS RECEIVABLE        (57,500)
           INCREASE IN DEFERRED TAX ASSET            (623)
           INCREASE IN ACCOUNTS PAYABLE           117,807
           INCREASE IN PAYROLL TAXES PAYABLE        3,172
           INCREASE IN OTHER TAXES PAYABLE            104
           INCREASE IN DEFERRED TAX LIABILITY       4,909
                                                ---------

TOTAL ADJUSTMENTS                                                  132,259
                                                                 ---------

NET CASH PROVIDED BY OPERATING ACTIVITIES                        $ 148,620
                                                                 =========

         THE ACCOMPANYING AUDIT REPORT AND FOOTNOTES TO THESE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS
                BUONANNO & CONOLLY, CERTIFIED PUBLIC ACCOUNTANTS

                        STRATHMORE BAGELS FRANCHISE CORP.
                        FOOTNOTES TO FINANCIAL STATEMENTS
                             AS OF DECEMBER 31, 1995

1) Significant Account Policies

         A) Property

                  Fixed assets are capitalized at cost. Significant improvements are capitalized, maintenance and repairs are charged to income. When equipment is retired or otherwise disposed of, the cost of the assets and the related accumulated depreciation are eliminated from the accounts and any gain or loss on disposition is credited or charged to income.

         B) Organization History

                  The Corporation was formed under the Laws of New York State on May 13, 1994 and commenced operations on the same date. The Corporation is in the business of setting up and selling Strathmore Bagel store franchises.

                  During 1994 Strathmore entered into a relationship with Host Marriott in which Marriott opens bagel shops at airports and highway rest stops on sites leased by them. Marriott will use the name Strathmore Bagel and will purchase all of its bagel products from Strathmore. The relationship was formalized in a written agreement completed in 1995. In 1994 three shops were opened at Kennedy Airport in New York, at which Strathmore invested in equipment and placed it into service. In 1995 fifteen additional stores were opened.

                  The agreement with Marriott is a licensing of the use of the name, Strathmore Bagels, and to date, no franchises have been sold.

2) Related Party Transactions

         Steuerman & Sons, Inc. (Steuerman, a wholesale bagel bakery) is owned by Glenn Steuerman, who is also a 20% stockholder of Strathmore Bagels Franchise Corp. (Strathmore). Strathmore purchases all of its products for resale from Steuerman. Steuerman also sets up Strathmore Bagel facilities and stores for individuals but has no direct agreements with Host Marriott. Finally, Steuerman provided a commission in the amount of $5,000 for each full store opened which is reflected in store commission income.

3) Equipment

         Equipment is stated at cost and at December 31, 1995, $319,025 of equipment had been placed into service. Depreciation is computed on a straight-line method for financial reporting and amounted to $33,202. For federal income tax purposes, depreciation is computed under the modified accelerated cash recovery system.

4) Income Taxes

         The Company has loss carryforwards totaling $29,231 that may be offset against future taxable income. If not used, the carryforwards will expire as follows:

                           2009             $26,634
                           2010               2,597

         The net deferred tax benefit in the accompanying balance sheet includes the following amounts of deferred tax assets and liabilities:

                           Deferred tax liability             $5,680
                           Deferred tax asset                  7,015
                                                              ------

                                    Net deferred tax benefit  $1,335

The deferred tax liability results from the use of accelerated methods of depreciation of property and equipment. The deferred tax asset results from net operating loss carryforward.

The components income tax expense (benefit) are as follows:

                  Current           $  421
                  Deferred           4,286
                                    ------
                                    $4,707

5) Loss on Lease Cancellation

         Loss on lease cancellation resulted from the corporation's decision to attempt to open and operate company owned stores. A lease was entered into and construction begun on a storefront operation in Springfield, Virginia. After spending $30,920 on lease deposit and construction costs, the corporation discovered problems in finding proper management to operate the remote location. A decision not to pursue company owned locations, but rather to concentrate solely on development of Host Marriott business was made. As a result the lease was abandoned and all payments forfeited.




                                                                     Schedule 7B

                               BUONANNO & CONOLLY
                          CERTIFIED PUBLIC ACCOUNTANTS
                             5036 JERICHO TURNPIKE
                            COMMACK, NEW YORK 11725
                                    -------
                            TELEPHONE (516) 462-6066

                                                               November 17, 1995

Board of Directors
STRATHMORE BAGELS FRANCHISE CORP.
1879 LAKELAND AVENUE
RONKONKOMA, NY 11779

Dear Board of Directors:

We have audited the accompanying balance sheet of STRATHMORE BAGELS FRANCHISE CORP. as of December 31, 1994, and the related statement of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accorance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above represent fairly, in all material respects, the financial position of STRATHMORE BAGELS FRANCHISE CORP., as of December 31, 1994, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

Respectfully submitted,

Buonanno & Conolly
Certified Public Accounts

DB:jb



                       STRATHMORE BAGELS FRANCHISE CORP.
                        STATEMENT OF FINANCIAL POSITION
                               DECEMBER 31, 1994

                                   EXHIBIT A
                                     ASSETS

CURRENT ASSETS
     CASH IN BANKS                                     $  4,084
     ACCOUNTS RECEIVABLE                                 35,875
     DEFERRED TAX ASSET (NOTE 4)                          6,392
                                                       --------
TOTAL CURRENT ASSETS                                                    $ 46,351

PROPERTY AND EQUIPMENT (NOTES 1 AND 3)

     MACHINERY AND EQUIPMENT             $101,322
     ACCUMULATED DEPRECIATION               3,214
                                         --------
                                                       $ 98,108
                                                       --------

TOTAL PROPERTY AND EQUIPMENT                                              98,108
                                                                        --------
OTHER ASSETS
     ORGANIZATION EXPENSES                  2,977
     ACCUMULATED AMORTIZATION                 298
                                         --------
                                                          2,679
                                                       --------
TOTAL OTHER ASSETS                                                         2,679

TOTAL ASSETS                                                            $147,138
                                                                        ========


         THE ACCOMPANYING AUDIT REPORT AND FOOTNOTES TO THESE FINANCIAL
          STATEMENTS ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS
                BUONANNO & CONOLLY, CERTIFIED PUBLIC ACCOUNTANTS


                       STRATHMORE BAGELS FRANCHISE CORP.
                        STATEMENT OF FINANCIAL POSITION
                               DECEMBER 31, 1994

                                   EXHIBIT A
                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
     ACCOUNTS PAYABLE                         $  14,221
     OTHER TAXES PAYABLE                            316
                                              ---------
     TOTAL CURRENT LIABILITIES                                   $  14,537

LONG TERM  LIABILITIES
     DEFERRED TAX LIABILITY
     (NOTE 4)                                       771
                                              ---------

TOTAL LONG TERM LIABILITIES                                            771
                                                                 ---------

TOTAL  LIABILITIES                                               $  15,308


STOCKHOLDERS' EQUITY
     COMMON STOCK                             $ 150,000
     RETAINED DEFICIT - ENDING                  (18,170)
                                              ---------
     TOTAL STOCKHOLDERS' EQUITY                                    131,830
                                                                 ---------

TOTAL  LIABILITIES AND STOCKHOLDERS' EQUITY                      $ 147,138
                                                                 =========

         THE ACCOMPANYING AUDIT REPORT AND FOOTNOTES TO THESE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS
                BUONANNO & CONOLLY, CERTIFIED PUBLIC ACCOUNTANTS



                       STRATHMORE BAGELS FRANCHISE CORP.
                              SUPPORTING SCHEDULES
                      FOR THE YEAR ENDED DECEMBER 31, 1994

                               OPERATING EXPENSES
                                  SCHEDULE ONE

SUPPLIES                                    $ 4,104      4.7
INSURANCE                                       885      1.0
DEPRECIATION & AMORTIZATION                   3,511      4.0
                                            -------     ----
TOTAL OPERATING EXPENSES                    $ 8,500      9.6
                                            =======     ====

                                SELLING EXPENSES
                                  SCHEDULE TWO

ADVERTISING                                  23,396     26.6
AUTO EXPENSES                                 2,775      3.1
                                            -------     ----
TOTAL SELLING EXPENSES                      $26,171     29.7
                                            =======     ====

                      GENERAL AND ADMINISTRATIVE EXPENSES
                                 SCHEDULE THREE

BANK CHARGES                                    136      0.2
LICENSES AND PERMITS                          1,182      1.3
OFFICE EXPENSES                               2,237      2.5
PROFESSIONAL EXPENSES                        44,520     50.5
TRAVEL AND ENTERTAINMENT                        238      0.3
UNIFORM                                         885      1.0
                                            -------     ----
TOTAL GENERAL AND ADMINISTRATIVE EXPENSES   $49,198     55.8
                                            =======     ====

         THE ACCOMPANYING AUDIT REPORT AND FOOTNOTES TO THESE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS
                BUONANNO & CONOLLY, CERTIFIED PUBLIC ACCOUNTANTS



                       STRATHMORE BAGELS FRANCHISE CORP.
                   STATEMENT OF INCOME AND RETAINED EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 1994

                                   EXHIBIT B

INCOME SALES                       $ 88,105                          100.0
                                   --------                          -----

TOTAL INCOME                                         $ 88,105        100.0

COST OF SALES
     PURCHASES                     $ 23,831                           27.0
     CONTRACT LABOR                     880                            1.0
     SUPPLIES                         3,000                            3.4
                                   --------                          -----
     TOTAL COST OF SALES                               27,711         31.5
                                                     --------        -----
GROSS PROFIT                                         $ 60,394         68.5

EXPENSES
     OPERATING EXPENSES
       AS PER SCHEDULE ONE         $  8,500                            9.6
     SELLING EXPENSES
       AS PER SCHEDULE TWO           26,171                           29.7
     GENERAL AND ADMIN. EXPENSES
       AS PER SCHEDULE THREE         49,198                           55.8
                                   --------                          -----
     TOTAL EXPENSES                                    83,869         95.2
                                                     --------        -----
OPERATING INCOME/(LOSS)                              $(23,475)       (26.6)

OTHER INCOME AND EXPENSES
                                   --------                          -----
     TOTAL OTHER INCOME
                                                     --------        -----

INCOME/(LOSS) BEFORE TAXES                           $(23,475)       (26.6)

PROVISION FOR INCOME TAX
  EXPENSE/(BENEFIT) (NOTE 4)                           (5,305)        (6.0)
                                                     --------        -----
NET INCOME/(LOSS)                                    $(18,170)       (20.6)
                                                     --------        -----
RETAINED DEFICIT - ENDING                            $(18,170)       (20.6)
                                                     ========        =====


         THE ACCOMPANYING AUDIT REPORT AND FOOTNOTES TO THESE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS
                BUONANNO & CONOLLY, CERTIFIED PUBLIC ACCOUNTANTS



                        STRATHMORE BAGELS FRANCHISE CORP.
                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1994


CASH FLOWS FROM OPERATING ACTIVITIES
         CASH RECEIVED FROM CUSTOMERS                 $  72,230
         CASH PAID TO SUPPLIERS                        (113,848)
                                                      ---------

CASH USED BY OPERATING ACTIVITIES                                     $ (41,618)

CASH FLOWS FROM INVESTING ACTIVITIES
         CASH PAID FOR MACHINERY AND EQUIPMENT        $(101,322)
                                                      ---------

CASH USED BY INVESTING ACTIVITIES                                      (101,322)

CASH FLOWS FROM FINANCING ACTIVITIES
         CASH RECEIVED FROM THE ISSUANCE OF
                  COMMON STOCK                        $ 150,000
         CASH PAID FOR ORGANIZATION AND ISSUANCE OF
                  COMMON STOCK                           (2,977)
                                                      ---------

CASH PROVIDED BY FINANCING ACTIVITIES                                   147,023
                                                                      ---------
NET INCREASE IN CASH AND CASH EQUIVALENTS                             $   4,084

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                                  0
                                                                      ---------
CASH AND CASH EQUIVALENTS, END OF YEAR                                $   4,084
                                                                      =========


         THE ACCOMPANYING AUDIT REPORT AND FOOTNOTES TO THESE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS
                BUONANNO & CONOLLY, CERTIFIED PUBLIC ACCOUNTANTS



                        STRATHMORE BAGELS FRANCHISE CORP.
                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1994


RECONCILIATION OF NET LOSS TO NET CASH PROVIDED BY OPERATING ACTIVITIES

NET LOSS                                                            $(18,170)

ADJUSTMENTS TO RECONCILE NET LOSS TO NET
  CASH USED BY OPERATING ACTIVITIES:

         DEPRECIATION AND AMORTIZATION          $  3,511

         CHANGES IN ASSETS AND LIABILITIES:
           INCREASE IN ACCOUNTS RECEIVABLE       (35,875)
           INCREASE IN DEFERRED TAX ASSET         (6,392)
           INCREASE IN ACCOUNTS PAYABLE           41,221
           INCREASE IN TAXES PAYABLE                 316
           INCREASE IN DEFERRED TAX LIABILITY        771
                                                --------

TOTAL ADJUSTMENTS                                                    (23,448)
                                                                    --------

NET CASH PROVIDED BY OPERATING ACTIVITIES                           $(41,618)
                                                                    ========

         THE ACCOMPANYING AUDIT REPORT AND FOOTNOTES TO THESE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS
                BUONANNO & CONOLLY, CERTIFIED PUBLIC ACCOUNTANTS


                        STRATHMORE BAGELS FRANCHISE CORP.
                        FOOTNOTES TO FINANCIAL STATEMENTS
                             AS OF DECEMBER 31, 1994

1) Significant Account Policies

         A) Property

                  Fixed assets are capitalized at cost. Significant improvements are capitalized, maintenance and repairs are charged to income. When equipment is retired or otherwise disposed of, the cost of the assets and the related accumulated depreciation are eliminated from the accounts and any gain or loss on disposition is credited or charged to income.

         B) Organization History

                  The Corporation was formed under the Laws of New York State on May 13, 1994 and commenced operations on the same date. The Corporation is in the business of setting up and selling Strathmore Bagel store franchises.

                  During 1994 Strathmore entered into a relationship with Host Marriott in which Marriott opens bagel shops at airports and highway rest stops on sites leased by them. Marriott will use the name Strathmore Bagel and will purchase all of its bagel products from Strathmore Bagel and will purchase all of its bagel products from Strathmore. The relationship was formalized in a written agreement completed in 1995. This agreementis a test period agreement ot determine the feasibility and profitability of the stores. A more expansive final contract has been drafted and is anticipated to be signed in 1995. In 1994 three shops were opened at Kennedy Airport in New York, at which Strathmore invested in equipment and placed it into service. In 1995 fifteen additional stores were opened.

                  The agreement with Marriott is a licensing of the use of the name, Strathmore Bagels, and to date, no franchises have been sold.

2) Related Party Transactions

         Steuerman & Sons, Inc. (Steuerman, a wholesale bagel bakery) is owned by Glenn Steuerman, who is also a 25% stockholder of Strathmore Bagels Franchise Corp. (Strathmore). Strathmore purchases all of its products for resale from Steuerman. During the year Steuerman was paid $7,700 for construction costs of several new store locations. Steuerman also sets up Strathmore Bagel facilities and stores for individuals but has no direct agreements with Host Marriott. Finally, Steuerman provided purchase rebates of $20,000 to Strathmore, which are reflected in purchase rebates receivable at December 31, 1994.

3) Equipment

         Equipment is stated at cost and at December 31, 1994, $89,988 of equipment had been placed into service. Depreciation is computed on a straight-line method for financial reporting and amounted to $3,214. For federal income tax purposes, depreciation is computed under the modified accelerated cash recovery system.

4) Income Taxes

         The Company has loss carryforwards totaling $26,634 that may be offset against future taxable income. If not used, the carryforwards will expire in the year 2009.

         The net deferred tax benefit in the accompanying balance sheet includes the following amounts of deferred tax assets and liabilities:

                  Deferred tax liability             $  771
                  Deferred tax asset                  6,392
                                                     ------
                        Net deferred tax benefit     $5,621
                                                     ======

The deferred tax liability results from the use of accelerated methods of depreciation of property and equipment. The deferred tax asset results from net operating loss carryforward.

The components income tax expense (benefit) are as follows:

                  Current          $   316
                  Deferred           5,621
                                   -------
                                   $(5,305)
                                   =======




 INDEX
NUMBER     DESCRIPTION                                                    PAGE #

10.21 Asset Purchase Agreement by and between BAB Holdings, Inc. and Strathmore Bagels Franchise Corp. dated May 21, 1996 (without schedules)

10.22      Stock Option Agreement dated May 21, 1996 between BAB
           Holdings, Inc. and Strathmore Bagels Franchise Corp. dated
           May 21, 1996

10.23 Registration Rights Agreement dated May 21, 1996 between BAB Holdings, Inc. and Strathmore Bagels Franchise Corp. dated May 21, 1996

10.24 Non-Competition Agreement dated May 21, 1996 between BAB Holdings, Inc. and Strathmore Bagels Franchise Corp., Jack Freedman and Glen Steuerman dated May 21, 1996

10.25      Memorandum of Understanding Regarding Form of License
           Agreement effective November 30, 1995 between Strathmore Bagels Franchise Corp. and Host International, Inc.

10.26 Consent to Assignment between Strathmore Bagels Franchise Corp. and Host International, Inc. dated March 13, 1996 (as amended May 21, 1996)